UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: September 3, 2004

                (Date of earliest Event Reported: June 25, 2004)

                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)

Commission File No.  0-10772

         Virginia                                                   54-0846569
(State or other jurisdiction of                          (IRS Employer ID No.)
incorporation or organization)

         9150 Guilford Road
         Columbia, Maryland                                         21046-2306
(Address of principal executive office)                             (Zip Code)

Registrant's telephone number, including area code:             (301) 939-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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                                ESSEX CORPORATION


                  AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K

           We hereby amend our Current Report on Form 8-K filed on July 6, 2004, which announced the completion on June 25, 2004 of our acquisition of substantially all the assets of Performance Group, Inc. (PGI). The purpose of this amendment is to file Performance Group, Inc. Financial Statements as of December 26, 2003 and December 27, 2002, together with Auditors' Report and the Pro Forma Financial Information (unaudited)

Item 2.01  Completion of Acquisition or Disposition of Assets

           Pursuant to an Asset Purchase Agreement dated as of June 3, 2004 (the "Agreement") by and among the Registrant, Performance Group, Inc. a Virginia corporation ("PGI"), and Ronald Horn, Sole Shareholder of PGI. The Merger became effective as of June 25, 2004. The terms of the Merger are contained in the Agreement, which was previously filed as an Exhibit to Registrant's report on Form 8-K filed with the Commission on July 6, 2004.

Item 9.01  Financial Statements and Exhibits

           (a)  Financial Statements of Business Acquired

                (1) Performance Group, Inc. Financial Statements for the 52 week periods ended December 26, 2003 and December 27, 2002, together with Auditors' Report are attached hereto as
                     Exhibit 99.2 and are incorporated herein by reference.

           (b) Pro Forma Financial Information (unaudited) presenting the effect of the Merger as if it had been completed on December 29, 2002 for the pro forma consolidated statements of operations are attached hereto as Exhibit 99.3 and are incorporated herein by reference. A pro forma balance sheet is not presented since the transaction is reflected in the Company's interim balance sheet filed as part of its Form 10-Q for the quarter ended June 27, 2004.

           (c)  Exhibits
                2.1 Asset Purchase Agreement dated as of June 3, 2004 (the "Agreement") by and among the Registrant, Performance Group, Inc. a Virginia corporation ("PGI"), and Ronald Horn, Sole Shareholder of PGI, effective June 25, 2004 (excluding Exhibits and Schedules) (incorporated by reference from Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed July 6, 2004)

                99.1  Press  release  dated  June  28,  2004   (incorporated  by
                      reference from Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed July 6, 2004)

                99.2 Performance Group, Inc. Financial Statements for the 52 week periods ended December 26, 2003 and December 29, 2002, together with Auditors' Report

                99.3  Pro Forma Financial Information (unaudited)

                      o Consolidated Statement of Operations for the fiscal year ended December 28, 2003

                      o Consolidated Statement of  Operations for  the six month period ended June 27, 2004

                                       2

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                               ESSEX CORPORATION


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ESSEX CORPORATION
                                      (Registrant)



                                      /S/ LISA G. JACOBSON
                                      -----------------------------------
DATE:  September 3, 2004              Lisa G. Jacobson
                                      Executive Vice President & Chief Financial
                                      Officer


                                       3
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                                ESSEX CORPORATION


                                  EXHIBIT INDEX

                    (Pursuant to Item 601 of Regulation S-X)

Exhibit
NUMBER          DESCRIPTION AND METHOD OF FILING

2.1 Asset Purchase Agreement dated as of June 3, 2004 (the "Agreement") by and among the Registrant, Performance Group, Inc. a Virginia corporation ("PGI"), and Ronald Horn, Sole Shareholder of PGI, effective June 25, 2004, previously filed.

99.1            Press release dated June 28, 2004, previously filed.

99.2            Performance Group, Inc.  Financial  Statements for the 52 week
                periods  ended   December 26, 2003   and  December  27,  2002,
                together with Auditors' Report filed herewith.

99.3            Pro Forma Financial Information (unaudited) filed herewith.